UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
January 25, 2009
Date of Report (Date of Earliest Event Reported)
HARRIS INTERACTIVE INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-27577	16-1538028

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
60 Corporate Woods, Rochester, New York 14623
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number Including Area Code: (585) 272-8400
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.
Harris Interactive Inc. (the “Company”) and its wholly-owned indirect subsidiary, 2144798 Ontario Inc., a corporation incorporated under the laws of the Province of Ontario, Canada (“Canco”), and all of the former stockholders of Decima Research Inc., a corporation amalgamated under the laws of the Province of Ontario, Canada, now Harris Decima Inc. (“Harris/Decima”) (such stockholders, collectively, the “Decima Sellers”) entered into an Amendment to Share Purchase Agreement (the “Amendment”), effective as of January 1, 2009 (the “Effective Date”) and fully executed on January 25, 2009. The Amendment amends the Share Purchase Agreement entered into by and among the Company, Canco and the Decima Sellers as of August 16, 2007 (the “Decima Purchase Agreement”). The material terms of the Amendment are as follows:
•	The short term earn-out and long term earn-out payments provided for in the Decima Purchase Agreement are replaced by a post-closing payment of CAD$2,000,000, payable in installments as follows: (a) CAD$250,000 on January 1, 2009, (b) CAD$250,000 on June 30, 2009, and (c) CAD$500,000 on each of June 30, 2010, June 30, 2011 and June 30, 2012.

•	The unpaid portion of the post-closing payment is subject to an automatic reduction in accordance with the formula set forth in the Amendment if any of the Decima Sellers (other than Bruce A. Anderson, the former president of Harris/Decima) voluntarily terminates or otherwise terminates his or her employment with Harris/Decima prior to June 30, 2012.

•	Canco will cause Harris/Decima to implement a performance incentive bonus plan providing for payment of performance bonuses in an annual aggregate maximum of CAD$500,000 in each of fiscal years 2009-2012, subject to achievement of budgeted and projected EBITDA levels.
Except as modified by the Amendment, the terms of the Decima Purchase Agreement remain unchanged.
A copy of the Amendment is being filed as Exhibit 2.1 to this Current Report on Form 8-K. The Decima Purchase Agreement, as in effect prior to the Effective Date, was filed as Exhibit 2.1.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 16, 2007.
Section 9 – Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit 2.1	Amendment to Share Purchase Agreement by and among the Company, Canco and the Decima Sellers executed on January 25, 2009 and effective as of January 1, 2009

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS INTERACTIVE INC.
(Registrant)

By: Name:	/s/ Deborah Rieger-Paganis Deborah Rieger-Paganis
Title:	Interim Chief Financial Officer and Treasurer
(Principal Financial Officer)
Date: January 29, 2009

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Amendment to Share Purchase Agreement by and among the Company, Canco and the Decima Sellers executed on January 25, 2009 and effective as of January 1, 2009